SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 8, 2004

WESTECH CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 8, 2004, the Registrant’s board of directors declared a 100% stock dividend.

Item 9.01 Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated November 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTECH CAPITAL CORP. (Registrant)
Dated: November 10, 2004	By:	/s/ John F. Garber
		Name:	John F. Garber
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated November 10, 2004